As filed with the Securities and Exchange Commission on September 13, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       DATE OF REPORT - SEPTEMBER 4, 2000



Commission          Registrant, State of Incorporation      I.R.S. Employer
File Number         Address and Telephone Number            Identification No.
-----------         ----------------------------------      ------------------

0-25595             NIAGARA MOHAWK HOLDINGS, INC.           16-1549726
                    (a New York corporation)
                    300 Erie Boulevard West
                    Syracuse, New York 13202
                    Telephone 315-474-1511

1-2987              NIAGARA MOHAWK POWER CORPORATION        15-0265555
                    (a New York corporation)
                    300 Erie Boulevard West
                    Syracuse, New York 13202
                    Telephone 315-474-1511

ITEM 5.  OTHER EVENTS
---------------------

(a) On September 5, 2000, Niagara Mohawk Holdings, Inc. ("Holdings") and National Grid Group plc ("National Grid") issued a joint press release announcing that they have signed a merger agreement dated September 4, 2000 under which National Grid will acquire Holdings through the formation of a new National Grid holding company and the exchange of Holdings' shares for a combination of cash and American Depositary Shares in the new holding company. (See attached Exhibit No. 99-1).

(b) The terms and conditions of the merger are governed entirely by the Merger Agreement. Any description of the Merger Agreement contained herein or in the press release is qualified in its entirety by the Merger Agreement, which is filed as Exhibit 99-2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     Exhibits - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit 99-1 - Press Release issued on September 5, 2000 announcing that Holdings and National Grid signed a merger agreement.

     Exhibit 99-2 - Merger Agreement dated September 4, 2000 by and among Holdings, National Grid, New National Grid Limited, and Grid Delaware, Inc.




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


             NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NIAGARA MOHAWK HOLDINGS, INC.
                                                  (Registrant)


                                         By:   /s/ Steven W. Tasker
                                             -----------------------------------
                                             Name:   Steven W. Tasker
                                             Title:  Vice President - Controller
                                                     and Principal Accounting
                                                     Officer, in his respective
                                                     capacities as such

Date: September 13, 2000


                                         NIAGARA MOHAWK POWER CORPORATION
                                                    (Registrant)


                                         By:   /s/ Steven W. Tasker
                                             -----------------------------------
                                             Name:   Steven W. Tasker
                                             Title:  Vice President - Controller
                                                     and Principal Accounting
                                                     Officer, in his respective
                                                     capacities as such

Date: September 13, 2000




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


                                  EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

     Exhibit No. 99-1 - Joint press release issued on September 5, 2000 announcing that Holdings and National Grid signed a merger agreement dated September 4, 2000

     Exhibit No. 99-2 - Merger Agreement dated September 4, 2000 by and among Holdings, National Grid, New National Grid Limited, and Grid Delaware, Inc.














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